Exhibit 10.1

GORDON SILVER
GERALD M. GORDON, ESQ.
Nevada Bar No. 229
E-mail:  ggordon@gordonsilver.com
THOMAS H. FELL, ESQ.
Nevada Bar No. 3717
E-mail:  tfell@gordonsilver.com
JOHN P. WITUCKI, ESQ.
Nevada Bar No. 10800
E-mail:  jwitucki@gordonsilver.com
3960 Howard Hughes Pkwy., 9th Floor
Las Vegas, Nevada 89169
Telephone (702) 796-5555
Facsimile (702) 369-2666
Attorneys for Debtors

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF NEVADA

In re: RIVIERA HOLDINGS CORPORATION ☐ Affects this Debtor.	Case No.: 10-22910-LBR Chapter 11 Jointly Administered with: 10-22913-LBR Riviera Operating Corp. 10-22915-LBR Riviera Black Hawk, Inc. Date: November 8, 2010 Time: 10:30 a.m.
☒Affects all Debtors.
☐ Affects RIVIERA OPERATING CORPORATION
☐ Affects RIVIERA BLACK HAWK, INC.

ORDER CONFIRMING DEBTORS’ SECOND AMENDED JOINT
PLAN OF REORGANIZATION

Riviera Holdings Corporation, a Nevada corporation (“Riviera”), Riviera Operating Corporation, a Nevada corporation (“ROC”), and Riviera Black Hawk, Inc., a Colorado corporation (“RBH” and, together with the foregoing entities, the “Debtors”), the Debtors and Debtors-in-possession, filed their Second Amended Joint Plan of Reorganization (the “Plan”) [Docket No. 257],1 which came on for hearing on November 8, 2010, at 10:30 a.m.

1 All undefined, capitalized terms shall have the meanings ascribed to them in the Plan.

In accordance with the Findings Of Fact And Conclusions Of Law In Support Of Order Confirming Debtors’ Second Amended Joint Plan Of Reorganization submitted herewith, it having been determined after a hearing on notice that the requirements for confirmation set forth in Sections 1129(a) and (b) of the Bankruptcy Code have been satisfied, and good cause appearing;

IT IS HEREBY ORDERED that:

The Plan as modified at the hearing is CONFIRMED.  A copy of the confirmed Plan as modified is attached hereto as Exhibit 1.

IT IS SO ORDERED.

PREPARED AND SUBMITTED BY: GORDON SILVER

By:
GERALD M. GORDON, ESQ. THOMAS H. FELL, ESQ. JOHN P. WITUCKI, ESQ. 3960 Howard Hughes Pkwy., 9th Fl. Las Vegas, NV 89169 Counsel for Debtors

APPROVED/DISAPPROVED			APPROVED/DISAPPROVED

FOX ROTHSCHILD, LLP			SHEA & CARLYON, LTD.

By:	Scott K. Charles, Esq.	By:	/s/ Eve H. Karasik, Esq.

BRETT A. AXELROD, ESQ.
3800 Howard Hughes Pkwy.-Ste 500
Las Vegas, NV 89169

and

WACHTELL, LIPTON, ROSEN & KATZ
SCOTT K. CHARLES, ESQ.
MICHAEL S. BENN, ESQ.
51 W 52nd St
New York, NY  10019

Counsel for the Designated
Consenting Lenders

CANDACE C. CARLYON ESQ.
701 Bridger Avenue, Suite 850
Las Vegas, NV  89101

and

STUTMAN TREISTER & GLATT PC
EVE H. KARASIK ESQ.
1901 Avenue of the Stars, 12th Floor
Los Angeles, CA  90067-6013

Counsel for the Official Committee of Unsecured Creditors

APPROVED/DISAPPROVED		APPROVED/DISAPPROVED

OFFICE OF THE UNITED STATES TRUSTEE		CADWALADER, WICKERSHAM & TAFT LLP

By:	By:	/s/ Michael J. Cohen, Esq.
EDWARD M. MCDONALD, ESQ. 300 S. Las Vegas Blvd., Suite 4300 Las Vegas, NV 89101		SCOTT J. GREENBERG, ESQ. MICHAEL COHEN, ESQ. One World Financial Center New York, NY 10281 Counsel for the Administrative Agent

LR 9021 CERTIFICATION

In accordance with LR 9021, counsel submitting this document certifies that the order accurately reflects the court’s ruling and that (check one):

☐	The court waived the requirement of approval under LR 9021(b)(1).

☐	No party appeared at the hearing or filed an objection to the motion.

☒
I have delivered a copy of this proposed order to all counsel who appeared at the hearing, and any unrepresented parties who appeared at the hearing, and each has approved or disapproved the order, or failed to respond, as indicated below [list each party and whether the party has approved, disapproved, or failed to respond to the document]:

☐	I certify that this is a case under Chapter 7 or 13, that I have served a copy of the order with the motion pursuant to LR 9014(g), and that no party has objection to the form or content of the order.

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